EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Axion International, Inc.	Case No.: 15-12415
Reporting Period: February 2016

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Y		Y
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	Y
Schedule of Professional Fees Paid	MOR-1b	Y
Copies of bank statements		Y
Cash disbursements journals		Y
Statement of Operations	MOR-2	Y		Y
Balance Sheet	MOR-3	Y		Y
Status of Postpetition Taxes	MOR-4	Y
Copies of IRS Form 6123 or payment receipt		N
Copies of tax returns filed during reporting period		N
Summary of Unpaid Postpetition Debts	MOR-4	Y
Listing of aged accounts payable	MOR-4	Y
Accounts Receivable Reconciliation and Aging	MOR-5	Y
Debtor Questionnaire	MOR-5	Y

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Donald W. Fallon	March 18, 2016
Signature of Debtor	Date

/s/ Donald W. Fallon	March 18, 2016
Signature of Joint Debtor	Date

/s/ Donald W. Fallon	March 18, 2016
Signature of Authorized Individual*	Date

Donald W. Fallon	CFO & Treasurer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR

(04/07)

In re Axion International, Inc.	Case No. 15-12415 (15-12416 & 15-12417)
Debtor	Reporting Period: February 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL		Utility Dep	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$614,929	$4,342		$9,499	$628,770	$621,391	$36,452	$188,571

RECEIPTS
CASH SALES					$-
ACCOUNTS RECEIVABLE	$730,888				$730,888	$730,888	$3,184,052	$3,225,637
LOANS AND ADVANCES					$-	$175,000	$650,000	$675,000
SALE OF ASSETS					$-		$47,500
OTHER (ATTACH LIST)					$-		$(5,727)
TRANSFERS (FROM DIP ACCTS)		$345,000			$345,000		$478,999
MISCELLANEOUS					$-		$8
TOTAL RECEIPTS	$730,888	$345,000	$-	$-	$1,075,888	$905,888	$4,354,831	$3,900,637

DISBURSEMENTS
NET PAYROLL		$250,224			$250,224	$349,105	$786,578	$1,092,213
PAYROLL TAXES		$98,904			$98,904		$305,502
EMPLOYEE BENEFITS	$34,661	$(23)			$34,638	$34,880	$130,111	$130,196
SALES, USE, & OTHER TAXES					$-		$-
INVENTORY PURCHASES	$610,946				$610,946	$624,566	$1,434,748	$1,448,367
SECURED/ RENTAL/ LEASES	$50,525				$50,525	$50,525	$149,946	$149,946
INSURANCE	$8,936				$8,936	$8,936	$166,411	$166,411
ADMINISTRATIVE	$6,144	$25			$6,169	$8,672	$25,792	$28,793
SELLING					$-		$-
OTHER (ATTACH LIST)	$237,576				$237,576	$292,124	$684,781	$782,661
					$-		$-
OWNER DRAW *					$-		$-
TRANSFERS (TO DIP ACCTS)	$345,000				$345,000		$478,999
					$-		$-
PROFESSIONAL FEES	$50,000				$50,000		$209,525	$125,000
U.S. TRUSTEE QUARTERLY FEES					$-		$7,150	$7,150
COURT COSTS					$-		$-
TOTAL DISBURSEMENTS	$1,343,788	$349,130	$-	$-	$1,692,918	$1,368,808	$4,379,543	$3,930,737

NET CASH FLOW	$(612,900)	$(4,130)	$-	$-	$(617,030)	$(462,920)	$(24,712)	$(30,100)
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$2,029	$212	$-	$9,499	$11,740	$158,471	$11,740	$158,471

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$1,692,918
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$(345,000)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$1,347,918

FORM MOR-1

(04/07)

In re Axion International, Inc.	Case No. 15-12415 (15-12416 & 15-12417)
Debtor	Reporting Period: February 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

ATTACHED LISTS TO MOR-1

CASH BEGINNING OF MONTH - 11/30/15 vs 12/2/15
	OPER	PAYROLL	Combined
Balance at 11/30/15 per Bank Reconciliation	133,852	569
12/1/2015 transactions (prepetition)	(97,969)
Cash December 2, 2015, per this Schedule	35,883	569	36,452

Other Receipts List:	Month	Cumu
AR Terms Discounts	$-	$(5,727)

Other Disbursements List:
	Actual		Projection
Description	Month	Cumu	Month	Cumu
Utility Deposits	$-	$26,453	$-	$35,951
Freight	82,135	205,929	82,135	203,981
Operating Expenses - Texas Facility	68,193	153,300	71,647	158,703
Operating Expenses - Ohio Facility	32,141	52,158	39,650	59,667
Emergency Repairs - Texas facility	1,677	45,508	1,677	45,508
Restart Extruder #1 - Texas Facility	-	5,199	25,000	30,199
Legal - commercial/corporate counsel	-	498	-	-
Claims Agent	18,632	18,632	18,632	53,156
Audit & Tax Professional	-	-	-	-
Interest - State of Ohio laon	-	-	-	-
Interest - DiP Loan	-	-	-	-
S/U tax remittence	-	195		-
Rutgers Royalty Payment	-	75,922		75,922
Real & Personal Property Taxe	34,798	100,987	34,798	100,988
Budget Variance @ 10%	-	-	18,586	18,586
TOTAL	$237,576	$684,781	$292,125	$782,661

PAYROLLS
Description	Actual			Cash Accts		Projected
	2/12/16	2/26/16	Total	Operating	Payroll	Month	Cumu

Payroll	$125,920	$107,751	$233,670		233,670
Fee	1,721	1,202	2,923		2,923
401(k)	2,732	2,895	5,627		5,627
Garnishments	4,137	3,867	8,003		8,003
Taxes	54,254	44,650	98,904		98,904
AFLAC			-
Health		27,425	27,425	27,425
Dental		1,933	1,933	1,933
Life		252	252	252
HSA Reimb	(23)		(23)		(23)
TX workers comp		5,051	5,051	5,051
OH workers comp			-
TOTAL	$188,741	$195,025	$383,766	$34,661	$349,105
					-
Net Payroll	$134,510	$115,714	$250,224		$250,224	$349,105	$1,092,213
Payroll Taxes	54,254	44,650	98,904		98,904	-
Employee Benefits	(23)	34,661	34,638	34,661	(23)	34,880	130,196
TOTAL	$188,741	$195,025	$383,766	$34,661	$349,105	$383,985	$1,222,409

FORM MOR-1

(04/07)

In re Axion International, Inc.	Case No. 15-12415 (15-12416 & 15-12417)
Debtor	Reporting Period: February 2016

Month:	February 29, 2016	GL Account #	CZ1060

General Ledger Reconciliation			Per the Bank

Balance per GL- Begin of Period		$614,209.27	Ending Balance per Bank Statement	$259,067.42

Plus:		888,882.04	Plus: Outstanding Deposits
Deposits	888,815.89
AJE for incorrect recording of
reimbursement for emp expenses	66.15	0229PNCOA AJE

Less:		(1,350,253.72)	Less: Outstanding Disbursements	(106,229.83)
Disbursements	1,004,905.22
Bank Charges	348.50	0229PNCOA
Transfer to Other Acct - AXI PNC PR	345,000.00	0229PNCPA

Balance per GL - End of Period		$152,837.59	Reconciled Balance per the Bank	$152,837.59
			Difference	(0.00)

Outstanding Disbursements:
AP CK#		AP Amount
11488	LOOP 340 OVERHEAD DOOR	20,322.98
11542	U.S. PRODUCTS CO, INC.	4,044.90
11570	ANTHEM BCBS OH GROUP	27,425.09
11571	ANTHEM DENTAL	1,933.22
11572	ANTHEM LIFE	252.00
11573	CHEM-AQUA, INC.	583.00
11574	CINTAS CORPORATION	130.65
11575	CITY OF WACO WATER OFFICE	1,544.13
11576	COASTAL COMPOUNDED RESINS	9,036.80
11577	COMDOC	206.36
11578	DIRECT ENERGY BUSINESS	30,794.23
11579	GILBERT + TOBIN	197.93
11580	KOORSEN FIRE & SECURITY	225.19
11581	LIFT LEASE & FINANCE CORP	6,608.74
11582	RING CENTRAL	1,092.27
11583	AMERIGAS	328.47
EWDEBIT 022916-1	TUBES N HOSES OF WACO	118.73
EWDEBIT 022916-2	CRAWFORD ELECTRIC SUPPLY	601.73
EWDEBIT 022916-3	PRO HEAT INC.	342.55
EWDEBIT 022916-4	RICHARDS SUPPLY COMPANY	440.86
		106,229.83

In re Axion International, Inc.	Case No. 15-12415 (15-12416 & 15-12417)
Debtor	Reporting Period: February 2016

Month:	February 28, 2016	GL Account #	CZ1070

General Ledger Reconciliation			GL Entry #	Per the Bank

Balance per GL- Begin of Period		$4,294.09		Ending Balance per Bank Statement	$2,331.66

Plus:		346,994.51		Plus: Outstanding Deposits	-
Deposits	190,000.00		0229PNCPA
	155,000.00		0229PNCPA
Other Deposit:	1,971.44		ACCT ADJ AJE
Paychex refund of taxes	23.07

Less:		(349,360.05)		Less: Outstanding Disbursements
Disbursements	349,164.04			Disbursements (Column 1)	(403.11)
Paychex Fee	171.00
Service Fee	25.00		0229PNCPA
FSA Reimbursement to Bob Combs	0.01
- This was a check issued by Paychex - ck # 500000005

Balance per GL - End of Period		$1,928.55		Reconciled Balance per the Bank	$1,928.55
				Difference	(0.00)

Outstanding Deposits:				FSA balance in account	403.11

				Total Outstanding Checks:	403.11

In re Axion International, Inc.	Case No. 15-12415 (15-12416 & 15-12417)
Debtor	Reporting Period: February 2016

Month:	February 1, 2016	GL Account #	CZ1080

General Ledger Reconciliation			Per the Bank

Balance per GL- Begin of Period		$9,498.56	Ending Balance per Bank Statement	$9,498.56

Plus:		-	Plus: Outstanding Deposits
Deposits	-

Less:		-	Less: Outstanding Disbursements	-
Disbursements	-

Balance per GL - End of Period		$9,498.56	Reconciled Balance per the Bank	$9,498.56
			Difference	-

In re Axion International, Inc.	Case No. 15-12415 (15-12416 & 15-12417)
Debtor	Reporting Period: February 2016

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

Gordian Partners	(a)	$ 200,000	AXI	WT	2/26/16	$ 50,000	$ -	$ 50,000	$ -

Professional fees listed on MOR-1 is based on estimated fees and was transferred to Bayard’s trust account in anticipation of payment of these fees.  MOR-1b will be updated with actual payments when they are disbursed from the trust account.

(a) - Approved investment banking fee of $200,000 agreed to be paid over the period comprising the weeks ended 2/26, 3/4, 3/11 and 5/6 at $50,000 each.

FORM MOR-1b

(04/07)

AXION INTERNATIONAL INC
General Ledger									Cash Journals
For the Period From Feb 1, 2016 to Feb 29, 2016
Filter Criteria includes: Report order is by ID. Report is printed with shortened descriptions and in Detail Format.
Account ID	Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance	CRJ	CDJ	Trfs	PR	Recon

CZ1060	Operating Account PNC (AXI)	2/1/16			Beginning Balance			614,209.27
CZ1060	Operating Account PNC (AXI)	2/1/16	ACH 020116	CDJ	AFLAC		218.76					(218.76)
CZ1060	Operating Account PNC (AXI)	2/1/16	WT 020116 PNC	CDJ	AMINO TRANSPORT		2,375.00			(2,375.00)
CZ1060	Operating Account PNC (AXI)	2/1/16	EWDEBIT 020116	CDJ	DUPUY OXYGEN & SUPPLY		267.95			(267.95)
CZ1060	Operating Account PNC (AXI)	2/1/16	EWDEBIT 020116-1	CDJ	HOME DEPOT		33.71			(33.71)
CZ1060	Operating Account PNC (AXI)	2/1/16	EWDEBIT 020116-2	CDJ	HYDRADYNE, LLC		293.38			(293.38)
CZ1060	Operating Account PNC (AXI)	2/1/16	EWDEBIT 020116-3	CDJ	RACEWAY		15.00			(15.00)
CZ1060	Operating Account PNC (AXI)	2/1/16	EWDEBIT 020116-4	CDJ	TRACTOR SUPPLY CO		53.24			(53.24)
CZ1060	Operating Account PNC (AXI)	2/1/16	251089884	CRJ	CBIZ VALUATION GROUP, LLC	3,000.00				3,000.00
CZ1060	Operating Account PNC (AXI)	2/1/16	EWDEBIT 020116-5	CDJ	ONLINE COMPONENTS.COM		131.39			(131.39)
CZ1060	Operating Account PNC (AXI)	2/1/16	DEBIT 020116	CDJ	TAX FORM FILING SERVICES		3.60			(3.60)
CZ1060	Operating Account PNC (AXI)	2/1/16	DEBIT 020116-1	CDJ	TAX FORM FILING SERVICES		19.20			(19.20)
CZ1060	Operating Account PNC (AXI)	2/1/16	DEBIT 020116-2	CDJ	TAX FORM FILING SERVICES		21.60			(21.60)
CZ1060	Operating Account PNC (AXI)	2/1/16	EWDEBIT 020116-6	CDJ	ONLINE COMPONENTS.COM		246.88			(246.88)
CZ1060	Operating Account PNC (AXI)	2/2/16	WT 020216 PNC	CDJ	AMINO TRANSPORT		550.00			(550.00)
CZ1060	Operating Account PNC (AXI)	2/2/16	WT 020216-1 PNC	CDJ	COLL OH RE HOLDINGS LLC.		27,318.18			(27,318.18)
CZ1060	Operating Account PNC (AXI)	2/2/16	WT 020216-2 PNC	CDJ	WACO AMIGOS REAL ESTATE LLC		23,207.19			(23,207.19)
CZ1060	Operating Account PNC (AXI)	2/2/16	EWDEBIT 020216	CDJ	CENTURY SAW & TOOL		26.30			(26.30)
CZ1060	Operating Account PNC (AXI)	2/2/16	EWDEBIT 020216-1	CDJ	CRAWFORD ELECTRIC SUPPLY		919.52			(919.52)
CZ1060	Operating Account PNC (AXI)	2/2/16	EWDEBIT 020216-2	CDJ	HOME DEPOT		92.39			(92.39)
CZ1060	Operating Account PNC (AXI)	2/2/16	EWDEBIT 020216-3	CDJ	DUPUY OXYGEN & SUPPLY		267.95			(267.95)
CZ1060	Operating Account PNC (AXI)	2/2/16	EWDEBIT 020216-4	CDJ	HYDRADYNE, LLC		249.03			(249.03)
CZ1060	Operating Account PNC (AXI)	2/2/16	EWDEBIT 020216-5	CDJ	RADWELL INTERNATIONAL INC		263.50			(263.50)
CZ1060	Operating Account PNC (AXI)	2/3/16	ACH 020316 PNC	CRJ	EASTERN RAIL CORPORATION	12,487.20			12,487.20
CZ1060	Operating Account PNC (AXI)	2/3/16	DEBIT 020316	CDJ	ZORO.COM		190.51			(190.51)
CZ1060	Operating Account PNC (AXI)	2/3/16	EWDEBIT 020316	CDJ	MURPHY USA		30.00			(30.00)
CZ1060	Operating Account PNC (AXI)	2/3/16	EWDEBIT 020316-1	CDJ	OFFICE DEPOT		212.65			(212.65)
CZ1060	Operating Account PNC (AXI)	2/3/16	EWDEBIT 020316-2	CDJ	WALMART		163.73			(163.73)
CZ1060	Operating Account PNC (AXI)	2/3/16	EWDEBIT 020316-3	CDJ	UNIVERSAL FOREST PRODUCT		947.52			(947.52)
CZ1060	Operating Account PNC (AXI)	2/3/16	EWDEBIT 020316-4	CDJ	RADWELL INTERNATIONAL INC		192.80			(192.80)
CZ1060	Operating Account PNC (AXI)	2/3/16	EWDEBIT 020316-5	CDJ	ZORO.COM		686.42			(686.42)
CZ1060	Operating Account PNC (AXI)	2/4/16	WT 020416 PNC	CRJ	ALCOA FASTENING SYSTEMS	29,877.12			29,877.12
CZ1060	Operating Account PNC (AXI)	2/4/16	11518	CDJ	ADVANCED POLYMERS SUPPLY INC.		10,235.70			(10,235.70)
CZ1060	Operating Account PNC (AXI)	2/4/16	11519	CDJ	AMERIGAS		492.41			(492.41)
CZ1060	Operating Account PNC (AXI)	2/4/16	11520	CDJ	ASSOCIATION OF OHIO RECYCLERS		300.00			(300.00)
CZ1060	Operating Account PNC (AXI)	2/4/16	11521	CDJ	ATMOS ENERGY		318.05			(318.05)
CZ1060	Operating Account PNC (AXI)	2/4/16	11522	CDJ	NETWORK BILLING SYSTEM, LLC.		97.59			(97.59)
CZ1060	Operating Account PNC (AXI)	2/4/16	11523	CDJ	CINTAS CORPORATION		1,770.07			(1,770.07)
CZ1060	Operating Account PNC (AXI)	2/4/16	11524	CDJ	COASTAL COMPOUNDED RESINS		8,147.20			(8,147.20)
CZ1060	Operating Account PNC (AXI)	2/4/16	11525	CDJ	COASTAL COMPOUNDED RESINS		4,430.40			(4,430.40)
CZ1060	Operating Account PNC (AXI)	2/4/16	11526	CDJ	COMPUTERSHARE		697.74			(697.74)
CZ1060	Operating Account PNC (AXI)	2/4/16	11527	CDJ	COSHOCTON ENVIRONMENTAL TESTIN		60.00			(60.00)
CZ1060	Operating Account PNC (AXI)	2/4/16	11527V	CDJ	COSHOCTON ENVIRONMENTAL TESTIN	60.00				60.00
CZ1060	Operating Account PNC (AXI)	2/4/16	11528	CDJ	COSHOCTON ENVIRONMENTAL TESTIN		60.00			(60.00)
CZ1060	Operating Account PNC (AXI)	2/4/16	11529	CDJ	FORD CREDIT		506.48			(506.48)
CZ1060	Operating Account PNC (AXI)	2/4/16	11530	CDJ	KERRY D. IRONS, M.D., P.A.		28.00			(28.00)
CZ1060	Operating Account PNC (AXI)	2/4/16	11531	CDJ	MICROSOFT		1,454.32			(1,454.32)
CZ1060	Operating Account PNC (AXI)	2/4/16	11532	CDJ	MUSKINGUM COUNTY UTILITIES		1,634.00			(1,634.00)
CZ1060	Operating Account PNC (AXI)	2/4/16	11533	CDJ	PITNEY BOWES GLOBAL FINANCIAL		31.52			(31.52)
CZ1060	Operating Account PNC (AXI)	2/4/16	11534	CDJ	SUNBELT RENTALS		1,274.67			(1,274.67)
CZ1060	Operating Account PNC (AXI)	2/4/16	11535	CDJ	TERMINIX		48.26			(48.26)
CZ1060	Operating Account PNC (AXI)	2/4/16	11536	CDJ	UPS		25.14			(25.14)
CZ1060	Operating Account PNC (AXI)	2/4/16	11537	CDJ	VINTAGE FILINGS		570.00			(570.00)
CZ1060	Operating Account PNC (AXI)	2/4/16	11538	CDJ	GILBERT + TOBIN		1,929.22			(1,929.22)
CZ1060	Operating Account PNC (AXI)	2/4/16	WT 020416 PNC	CDJ	AMINO TRANSPORT		2,000.00			(2,000.00)
CZ1060	Operating Account PNC (AXI)	2/4/16	WT 020416-1 PNC	CDJ	EMERALD PACIFIC RESOURCES		60,172.00			(60,172.00)
CZ1060	Operating Account PNC (AXI)	2/4/16	WT 020416-2 PNC	CDJ	J.B. HUNT TRANSPORT, INC.		15,955.00			(15,955.00)
CZ1060	Operating Account PNC (AXI)	2/4/16	WT 020416-3 PNC	CDJ	GP HARMON RECYCLING LLC		85,875.35			(85,875.35)
CZ1060	Operating Account PNC (AXI)	2/4/16	WT 020416-4 PNC	CDJ	SCHNEIDER NATIONAL, INC.		3,540.00			(3,540.00)
CZ1060	Operating Account PNC (AXI)	2/4/16	ACH 020416-1 PNC	CRJ	RAILWORKS TRACK SYSTEMS - SOUT	40,450.00			40,450.00
CZ1060	Operating Account PNC (AXI)	2/4/16	EWDEBIT 020416	CDJ	HOME DEPOT		10.68			(10.68)
CZ1060	Operating Account PNC (AXI)	2/4/16	EWDEBIT 020416-1	CDJ	HARBOR FREIGHT TOOLS		21.64			(21.64)
CZ1060	Operating Account PNC (AXI)	2/4/16	EWDEBIT 020416-2	CDJ	GRAYBAR		78.03			(78.03)
CZ1060	Operating Account PNC (AXI)	2/4/16	EWDEBIT 020416-3	CDJ	HOME DEPOT		79.36			(79.36)
CZ1060	Operating Account PNC (AXI)	2/4/16	EWDEBIT 020416-4	CDJ	DUPUY OXYGEN & SUPPLY		249.50			(249.50)
CZ1060	Operating Account PNC (AXI)	2/4/16	EWDEBIT 020416-5	CDJ	SIMS PLASTICS OF WACO		196.15			(196.15)
CZ1060	Operating Account PNC (AXI)	2/4/16	EWDEBIT 020416-6	CDJ	ZORO.COM		19.67			(19.67)
CZ1060	Operating Account PNC (AXI)	2/4/16	EWDEBIT 020416-7	CDJ	PRO HEAT INC.		2,439.50			(2,439.50)
CZ1060	Operating Account PNC (AXI)	2/4/16	EWDEBIT 020416-8	CDJ	ZORO.COM		499.00			(499.00)
CZ1060	Operating Account PNC (AXI)	2/5/16	EWDEBIT 020516	CDJ	GRAYBAR		165.19			(165.19)

General Ledger									Cash Journals
For the Period From Feb 1, 2016 to Feb 29, 2016
Filter Criteria includes: Report order is by ID. Report is printed with shortened descriptions and in Detail Format.
Account ID	Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance	CRJ	CDJ	Trfs	PR	Recon

CZ1060	Operating Account PNC (AXI)	2/5/16	EWDEBIT 020516-1	CDJ	HARBOR FREIGHT TOOLS		73.51			(73.51)
CZ1060	Operating Account PNC (AXI)	2/5/16	DEBIT 020516	CDJ	WALMART		95.68			(95.68)
CZ1060	Operating Account PNC (AXI)	2/5/16	EWDEBIT 020516-2	CDJ	DUPUY OXYGEN & SUPPLY		267.95			(267.95)
CZ1060	Operating Account PNC (AXI)	2/5/16	EWDEBIT 020516-3	CDJ	GRAYBAR		78.52			(78.52)
CZ1060	Operating Account PNC (AXI)	2/5/16	DEBIT 020516-1	CDJ	STAPLES		54.67			(54.67)
CZ1060	Operating Account PNC (AXI)	2/5/16	EWDEBIT 020516-4	CDJ	GRAYBAR		78.03			(78.03)
CZ1060	Operating Account PNC (AXI)	2/8/16	11539	CDJ	LIFT TRUCK SUPPLY, INC.		429.40			(429.40)
CZ1060	Operating Account PNC (AXI)	2/8/16	WT 020816 PNC	CDJ	AMINO TRANSPORT		3,600.00			(3,600.00)
CZ1060	Operating Account PNC (AXI)	2/8/16	WT 020816-1 PNC	CDJ	EOVATIONS		37,350.00			(37,350.00)
CZ1060	Operating Account PNC (AXI)	2/8/16	EWDEBIT 020816	CDJ	DUPUY OXYGEN & SUPPLY		401.93			(401.93)
CZ1060	Operating Account PNC (AXI)	2/8/16	EWDEBIT 020816-1	CDJ	MARTIN TOOL & SUPPLY		252.94			(252.94)
CZ1060	Operating Account PNC (AXI)	2/9/16	15366	CRJ	AMERICAN PLASTIC LUMBER INC	2,500.00			2,500.00
CZ1060	Operating Account PNC (AXI)	2/9/16	DEBIT 020916	CDJ	ZANE FEED AND SUPPLY		53.58			(53.58)
CZ1060	Operating Account PNC (AXI)	2/9/16	DEBIT 020916-1	CDJ	SUNRISE DO IT CENTER LLC		12.85			(12.85)
CZ1060	Operating Account PNC (AXI)	2/9/16	DEBIT 020916-2	CDJ	SUNRISE DO IT CENTER LLC		3.20			(3.20)
CZ1060	Operating Account PNC (AXI)	2/9/16	EWDEBIT 020916	CDJ	HARBOR FREIGHT TOOLS		38.08			(38.08)
CZ1060	Operating Account PNC (AXI)	2/9/16	EWDEBIT 020916-2	CDJ	HYDRADYNE, LLC		282.87			(282.87)
CZ1060	Operating Account PNC (AXI)	2/9/16	DEBIT 020916-3	CDJ	SAS BEARINGS, INC.		20.60			(20.60)
CZ1060	Operating Account PNC (AXI)	2/9/16	EWDEBIT 020916-3	CDJ	RICHARDS SUPPLY COMPANY		89.48			(89.48)
CZ1060	Operating Account PNC (AXI)	2/9/16	EWDEBIT 020916-4	CDJ	PI TAPE TEXAS, LLC		160.59			(160.59)
CZ1060	Operating Account PNC (AXI)	2/10/16	11540	CDJ	SAMUEL G. ROSE		747.28			(747.28)
CZ1060	Operating Account PNC (AXI)	2/10/16	EWDEBIT 020916-1	CDJ	HOME DEPOT		53.69			(53.69)
CZ1060	Operating Account PNC (AXI)	2/10/16	110071	CRJ	SAMUEL G. ROSE	747.28				747.28
CZ1060	Operating Account PNC (AXI)	2/10/16	EWDEBIT 021016	CDJ	HOME DEPOT		12.28			(12.28)
CZ1060	Operating Account PNC (AXI)	2/11/16	11541	CDJ	SIDWELL MATERIALS, INC.		3,352.80			(3,352.80)
CZ1060	Operating Account PNC (AXI)	2/11/16	DEBIT 021116	CDJ	TRACTOR SUPPLY CO		37.46			(37.46)
CZ1060	Operating Account PNC (AXI)	2/11/16	DEBIT 021116-1	CDJ	LOWE'S HOME CENTERS, LLC		19.99			(19.99)
CZ1060	Operating Account PNC (AXI)	2/11/16	11542	CDJ	U.S. PRODUCTS CO, INC.		4,044.90			(4,044.90)
CZ1060	Operating Account PNC (AXI)	2/11/16	11543	CDJ	ADVANCED POLYMERS SUPPLY INC.		11,817.55			(11,817.55)
CZ1060	Operating Account PNC (AXI)	2/11/16	11544	CDJ	AMERICAN ELECTRIC POWER		145.49			(145.49)
CZ1060	Operating Account PNC (AXI)	2/11/16	11545	CDJ	CINTAS CORPORATION		180.62			(180.62)
CZ1060	Operating Account PNC (AXI)	2/11/16	11546	CDJ	COASTAL COMPOUNDED RESINS		12,514.40			(12,514.40)
CZ1060	Operating Account PNC (AXI)	2/11/16	11547	CDJ	COMDOC, INC.		236.06			(236.06)
CZ1060	Operating Account PNC (AXI)	2/11/16	11548	CDJ	DUPUY OXYGEN & SUPPLY		25.54			(25.54)
CZ1060	Operating Account PNC (AXI)	2/11/16	11549	CDJ	THE ENERGY COOPERATIVE		403.64			(403.64)
CZ1060	Operating Account PNC (AXI)	2/11/16	11550	CDJ	THE HARTFORD		8,936.43			(8,936.43)
CZ1060	Operating Account PNC (AXI)	2/11/16	11551	CDJ	KERRY D. IRONS, M.D., P.A.		28.00			(28.00)
CZ1060	Operating Account PNC (AXI)	2/11/16	11552	CDJ	UPS		142.09			(142.09)
CZ1060	Operating Account PNC (AXI)	2/11/16	WT 021116 PNC	CDJ	GP HARMON RECYCLING LLC		86,411.65			(86,411.65)
CZ1060	Operating Account PNC (AXI)	2/11/16	WT 021116-1 PNC	CDJ	EMERALD PACIFIC RESOURCES		27,951.00			(27,951.00)
CZ1060	Operating Account PNC (AXI)	2/11/16	WT 021116-2 PNC	CDJ	J.B. HUNT TRANSPORT, INC.		15,955.00			(15,955.00)
CZ1060	Operating Account PNC (AXI)	2/11/16	WT 021116-3 PNC	CDJ	SCHNEIDER NATIONAL, INC.		3,540.00			(3,540.00)
CZ1060	Operating Account PNC (AXI)	2/11/16	WT 021116-4 PNC	CDJ	AMINO TRANSPORT		500.00			(500.00)
CZ1060	Operating Account PNC (AXI)	2/11/16	EWDEBIT 021116	CDJ	HYDRADYNE, LLC		125.53			(125.53)
CZ1060	Operating Account PNC (AXI)	2/11/16	EWDEBIT 021116-1	CDJ	DUPUY OXYGEN & SUPPLY		401.93			(401.93)
CZ1060	Operating Account PNC (AXI)	2/11/16	EWDEBIT 021116-2	CDJ	METALS 2 GO		262.01			(262.01)
CZ1060	Operating Account PNC (AXI)	2/11/16	EWDEBIT 021116-3	CDJ	NAPA AUTO PARTS		55.60			(55.60)
CZ1060	Operating Account PNC (AXI)	2/12/16	ACH 021216 PNC	CRJ	RAILWORKS	147,390.00			147,390.00
CZ1060	Operating Account PNC (AXI)	2/12/16	WT 021216 PNC	CRJ	H J SKELTON (CANADA) LTD	65,878.90			65,878.90
CZ1060	Operating Account PNC (AXI)	2/12/16	11549V	CDJ	THE ENERGY COOPERATIVE	403.64						403.64
CZ1060	Operating Account PNC (AXI)	2/12/16	EWDEBIT 021216	CDJ	MURPHY USA		25.00			(25.00)
CZ1060	Operating Account PNC (AXI)	2/12/16	EWDEBIT 021216-1	CDJ	WALMART		44.54			(44.54)
CZ1060	Operating Account PNC (AXI)	2/12/16	EW DEBIT 021216	CDJ	KEITH'S ACE HARDWARE-HEWITT		7.97			(7.97)
CZ1060	Operating Account PNC (AXI)	2/12/16	EWDEBIT 021216-2	CDJ	ZORO.COM		107.27			(107.27)
CZ1060	Operating Account PNC (AXI)	2/13/16	EWDEBIT 021316	CDJ	FLYING F TRAVEL PLAZA		245.01			(245.01)
CZ1060	Operating Account PNC (AXI)	2/13/16	EWDEBIT 021316-1	CDJ	TRACTOR SUPPLY CO		28.16			(28.16)
CZ1060	Operating Account PNC (AXI)	2/15/16	452694	CRJ	NEW JERSEY TRANSIT	215,523.00			215,523.00
CZ1060	Operating Account PNC (AXI)	2/15/16	EWDEBIT 021516	CDJ	CENTRAL TEXAS SECURITY & FIRE		622.44			(622.44)
CZ1060	Operating Account PNC (AXI)	2/15/16	EWDEBIT 021516-1	CDJ	AUTO ZONE		21.64			(21.64)
CZ1060	Operating Account PNC (AXI)	2/15/16	EWDEBIT 021516-2	CDJ	ADVANCE AUTO PARTS		6.48			(6.48)
CZ1060	Operating Account PNC (AXI)	2/15/16	EWDEBIT 021516-3	CDJ	HOME DEPOT		17.02			(17.02)
CZ1060	Operating Account PNC (AXI)	2/15/16	EWDEBIT 021516-4	CDJ	HARBOR FREIGHT TOOLS		48.44			(48.44)
CZ1060	Operating Account PNC (AXI)	2/15/16	EWDEBIT 021516-5	CDJ	DUPUY OXYGEN & SUPPLY		214.36			(214.36)
CZ1060	Operating Account PNC (AXI)	2/15/16	DEBIT 021516	CDJ	AMAZON.COM		12.33			(12.33)
CZ1060	Operating Account PNC (AXI)	2/15/16	DEBIT 021516-1	CDJ	AMAZON.COM		13.95			(13.95)
CZ1060	Operating Account PNC (AXI)	2/15/16	EWDEBIT 021516-6	CDJ	ZORO.COM		407.04			(407.04)
CZ1060	Operating Account PNC (AXI)	2/15/16	EWDEBIT 021516-7	CDJ	RADWELL INTERNATIONAL INC		63.25			(63.25)
CZ1060	Operating Account PNC (AXI)	2/15/16	EWDEBIT 021516-8	CDJ	RADWELL INTERNATIONAL INC		275.74			(275.74)
CZ1060	Operating Account PNC (AXI)	2/16/16	WT 021616 PNC	CDJ	ATC PLASTICS LLC		19,440.00			(19,440.00)
CZ1060	Operating Account PNC (AXI)	2/16/16	WT 021616-1 PNC	CDJ	AMINO TRANSPORT		5,900.00			(5,900.00)
CZ1060	Operating Account PNC (AXI)	2/16/16	15486	CRJ	TG MERCER	25,119.41			25,119.41
CZ1060	Operating Account PNC (AXI)	2/16/16	EWDEBIT 021616	CDJ	HARBOR FREIGHT TOOLS		108.24			(108.24)
CZ1060	Operating Account PNC (AXI)	2/16/16	EWDEBIT 021616-2	CDJ	LOWE'S HOME CENTERS, LLC		34.96			(34.96)

General Ledger									Cash Journals
For the Period From Feb 1, 2016 to Feb 29, 2016
Filter Criteria includes: Report order is by ID. Report is printed with shortened descriptions and in Detail Format.
Account ID	Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance	CRJ	CDJ	Trfs	PR	Recon
CZ1060	Operating Account PNC (AXI)	2/16/16	EWDEBIT 021616-3	CDJ	METALS 2 GO		77.06			(77.06)
CZ1060	Operating Account PNC (AXI)	2/16/16	EWDEBIT 021616-4	CDJ	CENTURY SAW & TOOL		572.86			(572.86)
CZ1060	Operating Account PNC (AXI)	2/16/16	EWDEBIT 021616-5	CDJ	DUPUY OXYGEN & SUPPLY		214.36			(214.36)
CZ1060	Operating Account PNC (AXI)	2/16/16	EWDEBIT 021616-6	CDJ	HYDRADYNE, LLC		45.96			(45.96)
CZ1060	Operating Account PNC (AXI)	2/16/16	EWDEBIT 021616-7	CDJ	WALMART		106.28			(106.28)
CZ1060	Operating Account PNC (AXI)	2/16/16	EWDEBIT 021616-1	CDJ	PURVIS INDUSTRIES		243.04			(243.04)
CZ1060	Operating Account PNC (AXI)	2/17/16	DEBIT 021716	CDJ	ATLAS CUTTING TOOLS		106.52			(106.52)
CZ1060	Operating Account PNC (AXI)	2/17/16	682155	CRJ	B&B DIVERSIFIED MATERIALS	10,800.00			10,800.00
CZ1060	Operating Account PNC (AXI)	2/17/16	EWDEBIT 021716	CDJ	HOME DEPOT		29.87			(29.87)
CZ1060	Operating Account PNC (AXI)	2/17/16	EWDEBIT 021716-1	CDJ	WALMART - WACO		68.99			(68.99)
CZ1060	Operating Account PNC (AXI)	2/17/16	EWDEBIT 021716-2	CDJ	ZORO.COM		485.39			(485.39)
CZ1060	Operating Account PNC (AXI)	2/18/16	11553	CDJ	AMERICAN ELECTRIC POWER		20,727.26			(20,727.26)
CZ1060	Operating Account PNC (AXI)	2/18/16	11554	CDJ	COSHOCTON ENVIRONMENTAL TESTIN		60.00			(60.00)
CZ1060	Operating Account PNC (AXI)	2/18/16	11555	CDJ	THE ENERGY COOPERATIVE		4,344.20			(4,344.20)
CZ1060	Operating Account PNC (AXI)	2/18/16	11556	CDJ	THE HARTFORD		5,050.90					(5,050.90)
CZ1060	Operating Account PNC (AXI)	2/18/16	11557	CDJ	KERRY D. IRONS, M.D., P.A.		168.00			(168.00)
CZ1060	Operating Account PNC (AXI)	2/18/16	11558	CDJ	LOOP 340 OVERHEAD DOOR		1,676.64			(1,676.64)
CZ1060	Operating Account PNC (AXI)	2/18/16	11559	CDJ	MUSKINGUM COUNTY TREASURER		34,797.91			(34,797.91)
CZ1060	Operating Account PNC (AXI)	2/18/16	11560	CDJ	PARSONS OFFICE SYSTEMS INC		49.34			(49.34)
CZ1060	Operating Account PNC (AXI)	2/18/16	11561	CDJ	SIDWELL MATERIALS, INC.		15.96			(15.96)
CZ1060	Operating Account PNC (AXI)	2/18/16	11562	CDJ	SPOONER INC.		175.00			(175.00)
CZ1060	Operating Account PNC (AXI)	2/18/16	11563	CDJ	TIME WARNER CABLE		395.75			(395.75)
CZ1060	Operating Account PNC (AXI)	2/18/16	11564	CDJ	TIME WARNER CABLE		815.83			(815.83)
CZ1060	Operating Account PNC (AXI)	2/18/16	11565	CDJ	UPS		102.96			(102.96)
CZ1060	Operating Account PNC (AXI)	2/18/16	11566	CDJ	VERIZON WIRELESS		431.46			(431.46)
CZ1060	Operating Account PNC (AXI)	2/18/16	DEBIT 021816	CDJ	LOWE'S HOME CENTERS, LLC		200.99			(200.99)
CZ1060	Operating Account PNC (AXI)	2/18/16	11567	CDJ	ADVANCED POLYMERS SUPPLY INC.		13,890.70			(13,890.70)
CZ1060	Operating Account PNC (AXI)	2/18/16	11568	CDJ	COASTAL COMPOUNDED RESINS		8,643.20			(8,643.20)
CZ1060	Operating Account PNC (AXI)	2/18/16	WT 021816 PNC	CDJ	AMINO TRANSPORT		18,400.00			(18,400.00)
CZ1060	Operating Account PNC (AXI)	2/18/16	WT 021816-1 PNC	CDJ	EMERALD PACIFIC RESOURCES		104,018.60			(104,018.60)
CZ1060	Operating Account PNC (AXI)	2/18/16	WT 021816-2 PNC	CDJ	EPIQ BANKRUPTCY SOLUTIONS		18,631.70			(18,631.70)
CZ1060	Operating Account PNC (AXI)	2/18/16	WT 021816-3 PNC	CDJ	GP HARMON RECYCLING LLC		44,371.00			(44,371.00)
CZ1060	Operating Account PNC (AXI)	2/18/16	EWDEBIT 021816	CDJ	L & M ELECTRONICS		3.78			(3.78)
CZ1060	Operating Account PNC (AXI)	2/18/16	EWDEBIT 021816-1	CDJ	DUPUY OXYGEN & SUPPLY		241.16			(241.16)
CZ1060	Operating Account PNC (AXI)	2/19/16	WT 021916 PNC	CRJ	ALCOA FASTENING SYSTEMS	85,395.40			85,395.40
CZ1060	Operating Account PNC (AXI)	2/20/16	EWDEBIT 022016	CDJ	FLYING J TRAVEL PLAZA		22.47			(22.47)
CZ1060	Operating Account PNC (AXI)	2/20/16	EWDEBIT 022016-1	CDJ	FLYING J TRAVEL PLAZA		23.60			(23.60)
CZ1060	Operating Account PNC (AXI)	2/20/16	EWDEBIT 022016-2	CDJ	FLYING J TRAVEL PLAZA		316.47			(316.47)
CZ1060	Operating Account PNC (AXI)	2/22/16	453438	CRJ	NEW JERSEY TRANSIT	92,367.00			92,367.00
CZ1060	Operating Account PNC (AXI)	2/22/16	EWDEBIT 022216	CDJ	RADWELL INTERNATIONAL INC		499.88			(499.88)
CZ1060	Operating Account PNC (AXI)	2/22/16	EWDEBIT 022216-1	CDJ	RADWELL INTERNATIONAL INC		275.08			(275.08)
CZ1060	Operating Account PNC (AXI)	2/23/16	650477705	CRJ	JEAN DAOUST CONSTRUCTION	3,100.00			3,100.00
CZ1060	Operating Account PNC (AXI)	2/23/16	EWDEBIT 022316	CDJ	DUPUY OXYGEN & SUPPLY		241.16			(241.16)
CZ1060	Operating Account PNC (AXI)	2/24/16	EWDEBIT 022416	CDJ	HOME DEPOT		190.39			(190.39)
CZ1060	Operating Account PNC (AXI)	2/24/16	EWDEBIT 022416-1	CDJ	TRACTOR SUPPLY CO		4.42			(4.42)
CZ1060	Operating Account PNC (AXI)	2/24/16	EWDEBIT 022416-2	CDJ	TRACTOR SUPPLY CO		22.23			(22.23)
CZ1060	Operating Account PNC (AXI)	2/24/16	EWDEBIT 022416-3	CDJ	PURVIS INDUSTRIES		235.58			(235.58)
CZ1060	Operating Account PNC (AXI)	2/24/16	EWDEBIT 022416-4	CDJ	RICHARDS SUPPLY COMPANY		79.88			(79.88)
CZ1060	Operating Account PNC (AXI)	2/25/16	WT 022516 PNC	CDJ	AMINO TRANSPORT		18,400.00			(18,400.00)
CZ1060	Operating Account PNC (AXI)	2/25/16	WT 022516-1 PNC	CDJ	EMERALD PACIFIC RESOURCES		30,100.00			(30,100.00)
CZ1060	Operating Account PNC (AXI)	2/25/16	WT 022516-2 PNC	CDJ	GP HARMON RECYCLING LLC		25,940.25			(25,940.25)
CZ1060	Operating Account PNC (AXI)	2/25/16	WT 022516-3 PNC	CDJ	SCHNEIDER NATIONAL, INC.		2,020.00			(2,020.00)
CZ1060	Operating Account PNC (AXI)	2/25/16	EWDEBIT 022516	CDJ	RICHARDS SUPPLY COMPANY		10.68						(10.68)
CZ1060	Operating Account PNC (AXI)	2/25/16	EWDEBIT 022516-1	CDJ	HOME DEPOT		325.70						(325.70)
CZ1060	Operating Account PNC (AXI)	2/25/16	EWDEBIT 022516-2	CDJ	TRACTOR SUPPLY CO		161.56			(161.56)
CZ1060	Operating Account PNC (AXI)	2/25/16	EWDEBIT 022516-3	CDJ	DUPUY OXYGEN & SUPPLY		241.16			(241.16)
CZ1060	Operating Account PNC (AXI)	2/26/16	11570	CDJ	ANTHEM BCBS OH GROUP		27,425.09					(27,425.09)
CZ1060	Operating Account PNC (AXI)	2/26/16	11571	CDJ	ANTHEM DENTAL		1,933.22					(1,933.22)
CZ1060	Operating Account PNC (AXI)	2/26/16	11572	CDJ	ANTHEM LIFE		252.00					(252.00)
CZ1060	Operating Account PNC (AXI)	2/26/16	11573	CDJ	CHEM-AQUA, INC.		583.00			(583.00)
CZ1060	Operating Account PNC (AXI)	2/26/16	11574	CDJ	CINTAS CORPORATION		130.65			(130.65)
CZ1060	Operating Account PNC (AXI)	2/26/16	11575	CDJ	CITY OF WACO WATER OFFICE		1,544.13			(1,544.13)
CZ1060	Operating Account PNC (AXI)	2/26/16	11576	CDJ	COASTAL COMPOUNDED RESINS		9,036.80			(9,036.80)
CZ1060	Operating Account PNC (AXI)	2/26/16	11577	CDJ	COMDOC		206.36			(206.36)
CZ1060	Operating Account PNC (AXI)	2/26/16	11578	CDJ	DIRECT ENERGY BUSINESS		30,794.23			(30,794.23)
CZ1060	Operating Account PNC (AXI)	2/26/16	11579	CDJ	GILBERT + TOBIN		197.93			(197.93)
CZ1060	Operating Account PNC (AXI)	2/26/16	11580	CDJ	KOORSEN FIRE & SECURITY		225.19			(225.19)
CZ1060	Operating Account PNC (AXI)	2/26/16	11581	CDJ	LIFT LEASE & FINANCE CORP		6,608.74			(6,608.74)
CZ1060	Operating Account PNC (AXI)	2/26/16	11582	CDJ	RING CENTRAL		1,092.27			(1,092.27)
CZ1060	Operating Account PNC (AXI)	2/26/16	11583	CDJ	AMERIGAS		328.47			(328.47)
CZ1060	Operating Account PNC (AXI)	2/26/16	WT 022616 PNC	CDJ	GORDIAN GROUP, LLC		50,000.00			(50,000.00)
CZ1060	Operating Account PNC (AXI)	2/26/16	EWDEBIT 022616	CDJ	UNIVERSAL FOREST PRODUCT		729.00						(729.00)
CZ1060	Operating Account PNC (AXI)	2/27/16	EWDEBIT 022716	CDJ	MURPHY USA		25.00						(25.00)

General Ledger									Cash Journals
For the Period From Feb 1, 2016 to Feb 29, 2016
Filter Criteria includes: Report order is by ID. Report is printed with shortened descriptions and in Detail Format.
Account ID	Account Description	Date	Reference	Jrnl	Trans Description	Debit Amt	Credit Amt	Balance	CRJ	CDJ	Trfs	PR	Recon
CZ1060	Operating Account PNC (AXI)	2/27/16	EWDEBIT 022716-1	CDJ	HOME DEPOT		155.66						(155.66)
CZ1060	Operating Account PNC (AXI)	2/27/16	EWDEBIT 022716-2	CDJ	LOWE'S HOME CENTERS, LLC		15.73						(15.73)
CZ1060	Operating Account PNC (AXI)	2/27/16	EWDEBIT 022716-3	CDJ	TRACTOR SUPPLY CO		216.31						(216.31)
CZ1060	Operating Account PNC (AXI)	2/27/16	EWDEBIT 022716-4	CDJ	FLYING J TRAVEL PLAZA		265.72						(265.72)
CZ1060	Operating Account PNC (AXI)	2/28/16	0229PNCOA	GENJ	To record bank fees for February 2016		348.50			(348.50)
CZ1060	Operating Account PNC (AXI)	2/29/16	454514	CRJ	NEW JERSEY TRANSIT	153,945.00							153,945.00
CZ1060	Operating Account PNC (AXI)	2/29/16	EWDEBIT 022916	CDJ	PURVIS INDUSTRIES	235.58							235.58
CZ1060	Operating Account PNC (AXI)	2/29/16	DEBIT 022916	CDJ	ZORO.COM		119.89						(119.89)
CZ1060	Operating Account PNC (AXI)	2/29/16	DEBIT 022916-1	CDJ	PLATT ELECTRIC		180.58						(180.58)
CZ1060	Operating Account PNC (AXI)	2/29/16	0229PNCPA	GENJ	Transfer of cash for payroll		190,000.00				(190,000.00)
CZ1060	Operating Account PNC (AXI)	2/29/16	0229PNCPA	GENJ	Transfer of cash for payroll		155,000.00				(155,000.00)
CZ1060	Operating Account PNC (AXI)	2/29/16	EWDEBIT 022916-1	CDJ	TUBES N HOSES OF WACO		118.73						(118.73)
CZ1060	Operating Account PNC (AXI)	2/29/16	EWDEBIT 022916-2	CDJ	CRAWFORD ELECTRIC SUPPLY		601.73						(601.73)
CZ1060	Operating Account PNC (AXI)	2/29/16	EWDEBIT 022916-3	CDJ	PRO HEAT INC.		342.55						(342.55)
CZ1060	Operating Account PNC (AXI)	2/29/16	EWDEBIT 022916-4	CDJ	RICHARDS SUPPLY COMPANY		440.86						(440.86)
CZ1060	Operating Account PNC (AXI)	2/29/16	EWDEBIT 030216-3	CDJ	ZORO.COM		227.94						(227.94)
CZ1060	Operating Account PNC (AXI)	2/29/16	0229PNCOA AJE	GENJ	To post AJE for incorrect recording of reimbursement for emp exp	66.15				66.15
CZ1060	Operating Account PNC (AXI)				Current Period Change	889,345.68	1,350,717.36	(461,371.68)
		2/29/16			Ending Balance			152,837.59	730,888.03	(963,187.88)	(345,000.00)	(34,476.33)	150,404.50
								0.00
CZ1070	Payroll Account PNC (AXI)	2/1/16			Beginning Balance			4,294.09
CZ1070	Payroll Account PNC (AXI)	2/1/16	ACH02012016	CRJ	PAYCHEX	23.07						23.07
CZ1070	Payroll Account PNC (AXI)	2/2/16	50000005	CDJ	Bob Combs		0.01					(0.01)
CZ1070	Payroll Account PNC (AXI)	2/15/16	021516	CDJ	Paychex		171.00					(171.00)
CZ1070	Payroll Account PNC (AXI)	2/29/16	0229-PAYR	GENJ	Payroll for Feb 2016		349,164.04					(349,164.04)
CZ1070	Payroll Account PNC (AXI)	2/29/16	0229PNCPA	GENJ	Transfer of cash for payroll	155,000.00					155,000.00
CZ1070	Payroll Account PNC (AXI)	2/29/16	0229PNCPA	GENJ	Bank fee for Feb 2016		25.00					(25.00)
CZ1070	Payroll Account PNC (AXI)	2/29/16	0229PNCPA	GENJ	Transfer of cash for payroll	190,000.00					190,000.00
CZ1070	Payroll Account PNC (AXI)	2/29/16	ACCT ADJ AJE	GENJ	To adjust FSA balance to 2/26/16 reconciled balance	1,971.44				1,971.44
CZ1070	Payroll Account PNC (AXI)				Current Period Change	346,994.51	349,360.05	(2,365.54)
		2/29/16			Ending Balance			1,928.55	-	1,971.44	345,000.00	(349,336.98)	-

								TOTAL >>	730,888.03	(961,216.44)	-	(383,813.31)	150,404.50
					Reconciliation of Cash Transactions Per GL v. MOR
						MOR	GL
					Beginning cash balance	621,390.82	618,503.36
					Cash receipts	730,888.03	730,888.03
					Cash disbursements	(964,152.00)	(961,216.44)
					Payroll disbursements	(383,766.00)	(383,813.31)
					Ending cash balance, per MOR	4,360.85
					Reconciling items between GL & MOR		150,404.50
					Ending cash balance, per GL		154,766.14
							(0.00)

In re: Axion International, Inc.	Case No.: 15-12415
Debtor	Reporting Period: February 2016

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	$1,111,181	$2,547,424
Less: Returns and Allowances	$-	$-
Net Revenue	$1,111,181	$2,547,424
COST OF GOODS SOLD
Beginning Inventory	$1,395,898	$4,691,873
Add: Purchases	$708,902	$1,467,859
Add: Cost of Labor & Production Costs	$468,936	$1,400,868
Add: Other Costs (attach schedule)	$50,398	$189,579
Less: Ending Inventory	$(1,368,962)	$(4,258,342)
Cost of Goods Sold	$1,255,173	$3,491,836
Gross Profit	$(143,992)	$(944,412)
OPERATING EXPENSES
Personnel Costs - Sales & Marketing	$39,037	$121,343
Personnel Costs - General & Administrative	$86,701	$271,548
Travel & Meals	$16,281	$45,540
Advertising, Trade Shows & Customer Relationship	$3,459	$20,881
Office Expenses	$13,345	$21,610
Board of Directors	$-	$(12,074)
Investor Relations & Shareholders Services	$(1,866)	$992
Insurance	$21,596	$83,388
Legal & Other Professional Fees	$198	$2,625
Other (attach schedule)	$-	$-
Total Operating Expenses Before Depreciation	$178,752	$555,852
Depreciation/Depletion/Amortization	$10,187	$30,578
Net Profit (Loss) Before Other Income & Expenses	$(332,931)	$(1,530,843)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	$(4,000,000)	$(4,000,000)
Interest Expense	$75,459	$134,982
Other Expense (attach schedule)	$-	$-
Net Profit (Loss) Before Reorganization Items	$3,591,610	$2,334,175
REORGANIZATION ITEMS
Professional Fees	$68,632	$228,156
U. S. Trustee Quarterly Fees	$-	$7,150
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	$-	$-
Gain (Loss) from Sale of Equipment	$-	$-
Other Reorganization Expenses (attach schedule)	$-	$-
Total Reorganization Expenses	$-	$-
Income Taxes	$-	$-
Net Profit (Loss)	$3,522,978	$2,098,868

*"Insider" is defined in 11 U.S.C. Section 101(31).

FORM MOR-2

(04/07)

In re: Axion International, Inc.	Case No.: 15-12415
Debtor	Reporting Period: February 2016

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
BREAKDOWN OF "OTHER" CATEGORY	Month	Filing to Date

Other Costs
Freight costs to customers	$(6,845)	$20,784
Royalties Under License	$16,398	$37,305
Purchasing & Product Development departments	$40,845	$130,228
Product Development	$-	$1,262

Other Operational Expenses

Other Income
Gain on Extinguishment of Debt	$4,000,000	$4,000,000

Other Expenses

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 CONT'D

(04/07)

In re Axion International, Inc.	Case No. 15-12415
Debtor	Reporting Period: February 2016

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	$164,265	$134,421
Restricted Cash and Cash Equivalents (see continuation sheet)	$-	$-
Accounts Receivable (Net)	$1,446,085	$2,034,172
Notes Receivable	$-	$-
Inventories	$1,368,962	$1,803,405
Prepaid Expenses	$225,805	$114,429
Professional Retainers	$-	$-
Other Current Assets (attach schedule)	$-	$-
TOTAL CURRENT ASSETS	$3,205,117	$4,086,426
PROPERTY AND EQUIPMENT
Real Property and Improvements	$-	$-
Machinery and Equipment	$11,443,208	$11,484,181
Furniture, Fixtures and Office Equipment	$259,596	$259,596
Leasehold Improvements	$58,467	$19,818
Vehicles	$-	$-
Less Accumulated Depreciation	$(3,645,783)	$(3,320,092)
TOTAL PROPERTY & EQUIPMENT	$8,115,488	$8,443,503
OTHER ASSETS
Loans to Insiders*	$-	$-
Other Assets (attach schedule)	$-	$-
TOTAL OTHER ASSETS	$-	$-

TOTAL ASSETS	$11,320,605	$12,529,929

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	$183,525	$-
Taxes Payable (refer to FORM MOR-4)	$107,229	$73,275
Wages Payable	$139,152	$202,788
Notes Payable	$-	$-
Rent / Leases - Building/Equipment	$612,368	$554,793
Secured Debt / Adequate Protection Payments	$850,000	$200,000
Professional Fees	$-	$-
Amounts Due to Insiders*	$-	$-
Other Postpetition Liabilities (attach schedule)	$673,557	$673,980
TOTAL POSTPETITION LIABILITIES	$2,565,831	$1,704,837
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	$9,440,327	$9,386,118
Priority Debt	$-	$-
Unsecured Debt	$2,871,849	$7,083,172
TOTAL PRE-PETITION LIABILITIES	$12,312,176	$16,469,290

TOTAL LIABILITIES	$14,878,007	$18,174,127
OWNER EQUITY
Capital Stock	$54,725,760	$54,737,834
Additional Paid-In Capital	$-	$-
Preferred Stock	$4,079,980	$4,079,980
Owner's Equity Account	$-	$-
Retained Earnings - Pre-Petition	$(64,462,011)	$(64,462,011)
Retained Earnings - Postpetition	$2,098,869	$-
Adjustments to Owner Equity (attach schedule)	$-	$-
Postpetition Contributions (Distributions) (Draws) (attach schedule)	$-	$-
NET OWNER EQUITY	$(3,557,402)	$(5,644,197)

TOTAL LIABILITIES AND OWNERS' EQUITY	$11,320,605	$12,529,929

*"Insider" is defined in 11 U.S.C. Section 101(31).

FORM MOR-3

(04/07)

In re: Axion International, Inc.	Case No.: 15-12415
Debtor	Reporting Period: February 2016

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

Other Assets

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities
Customer deposit	$167,300	$167,300
Sales tax payable	$44,944	$45,141
Ford credit truck loan	$20,486	$21,261
Bureau of Workers Comp - Ohio	$13,277	$16,577
Royalties payable	$94,346	$147,503
Accrued interest	$414,320	$276,198
Miscellaneous month-end cutoff invoices

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

FORM MOR-3 CONT'D

(04/07)

In re: Axion International, Inc.	Case No. 15-12415
Debtor	Reporting Period: February 2016

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
Federal	Liability	Accrued	Paid	Paid	or EFT	Liability
Withholding
FICA-Employee
FICA-Employer	Through our payroll processor, Paychex, we have remitted and filed our tax returns when due.
Unemployment
Income
Other:_________________
Total Federal Taxes
State and Local
Withholding
Sales
Excise	Through our payroll processor, Paychex, we have remitted and filed our tax returns when due.
Unemployment
Real Property
Personal Property
Other:_________________
Total State and Local
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$183,525	$-	$-	$-	$-	$183,525
Wages & Benefits Payable	$139,152	$-	$-	$-	$-	$139,152
Taxes Payable	$107,229	$-	$-	$-	$-	$107,229
Rent/Leases-Building	$612,368	$-	$-	$-	$-	$612,368
Rent/Leases-Equipment						$-
Secured Debt/Adequate Protection Payments	$850,000	$-	$-	$-	$-	$850,000
Professional Fees						$-
Amounts Due to Insiders*						$-
Truck loan	$20,096					$20,096
Interest	$456,617					$456,617
Customer deposits	$86,100					$86,100
Royalties payable	$110,744					$110,744
Total Postpetition Debts	$2,565,831	$-	$-	$-	$-	$2,565,831

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

FORM MOR-4

(04/07)

In re: Axion International, Inc.	Case No. 15-12415
Debtor	Reporting Period: February 2016

AXION INTERNATIONAL INC

Aged Payables

As of Feb 29, 2016

Filter Criteria includes: 1) Includes Drop Shipments. Report order is by ID. Report is printed in Detail Format.

Vendor ID	Vendor	Date	Date Due	Invoice/CM #	0 - 30	31 - 60	61 - 90	Over 90 days	Amount Due	Vendor Type
ADVA01	ADVANCED POLYMERS SUPPLY INC.	2/26/16	3/7/16	1584	3,791.00				3,791.00	RAW
ADVA01	ADVANCED POLYMERS SUPPLY INC.	2/29/16	3/10/16	1585	4,015.40				4,015.40	RAW

ADVA01	ADVANCED POLYMERS SUPPLY INC.				7,806.40	-	-	-	7,806.40

AFLA01	AFLAC	2/14/16	3/1/16	048267	218.76				218.76	INSURANC

AFLA01	AFLAC				218.76	-	-	-	218.76

AMER02	AMERIGAS	1/8/16	3/8/16	3047862028		124.06			124.06	MRO
AMER02	AMERIGAS	1/13/16	3/13/16	3048031445		227.14			227.14	MRO

AMER02	AMERIGAS				-	351.20	-	-	351.20

AMER04	AMERICAN ELECTRIC POWER	2/15/16	3/8/16	07916818029MAR	2,142.66				2,142.66	UTILITY

AMER04	AMERICAN ELECTRIC POWER				2,142.66	-	-	-	2,142.66

ATMO02	ATMOS ENERGY	2/24/16	3/9/16	022416	(12.44)				(12.44)	UTILITY

ATMO02	ATMOS ENERGY				(12.44)	-	-	-	(12.44)

BWCS01	BWC STATE INSURANCE FUND	1/21/16	2/20/16	PAYRADJCREDIT		(8,502.22)			(8,502.22)	INSURANC

BWCS01	BWC STATE INSURANCE FUND				-	(8,502.22)	-	-	(8,502.22)

CHEM01	CHEM-AQUA, INC.	2/15/16	2/25/16	2212735	583.00				583.00	MRO

CHEM01	CHEM-AQUA, INC.				583.00	-	-	-	583.00

CINT01	CINTAS CORPORATION	2/10/16	3/10/16	530587098	339.98				339.98	MRO
CINT01	CINTAS CORPORATION	2/17/16	3/10/16	530588739	190.88				190.88	MRO
CINT01	CINTAS CORPORATION	2/24/16	3/10/16	530590317	173.69				173.69	MRO

CINT01	CINTAS CORPORATION				704.55	-	-	-	704.55

CINT02	CINTAS CORPORATION #637	2/3/16	3/10/16	637453090	180.62				180.62	MRO
CINT02	CINTAS CORPORATION #637	2/10/16	3/10/16	637453466	180.62				180.62	MRO
CINT02	CINTAS CORPORATION #637	2/17/16	3/10/16	637453834	180.62				180.62	MRO
CINT02	CINTAS CORPORATION #637	2/24/16	3/10/16	637454206	315.67				315.67	MRO

CINT02	CINTAS CORPORATION #637				857.53	-	-	-	857.53

COAS01	COASTAL COMPOUNDED RESINS	2/26/16	2/26/16	4829	4,308.80				4,308.80	RAW
COAS01	COASTAL COMPOUNDED RESINS	2/29/16	2/29/16	4831	4,107.20				4,107.20	RAW

COAS01	COASTAL COMPOUNDED RESINS				8,416.00	-	-	-	8,416.00

COMP01	COMPUTERSHARE, INC	2/9/16	3/10/16	US_CSSI975570	551.78				551.78	INVEST

COMP01	COMPUTERSHARE, INC				551.78	-	-	-	551.78

COSH01	COSHOCTON ENVIRONMENTAL TESTING LLC	2/17/16	3/18/16	622-38567	60.00				60.00	MRO
COSH01	COSHOCTON ENVIRONMENTAL TESTING LLC	2/29/16	3/30/16	632-38602	60.00				60.00	MRO

COSH01	COSHOCTON ENVIRONMENTAL TESTING LLC				120.00	-	-	-	120.00

DUPU01	DUPUY OXYGEN & SUPPLY	2/16/16	3/17/16	377357	25.54				25.54	MRO

DUPU01	DUPUY OXYGEN & SUPPLY				25.54	-	-	-	25.54

EMER01	EMERALD PACIFIC RESOURCES	2/25/16	2/25/16	416-1204	14,945.00				14,945.00	RAW
EMER01	EMERALD PACIFIC RESOURCES	2/25/16	2/25/16	416-1203	15,113.00				15,113.00	RAW
EMER01	EMERALD PACIFIC RESOURCES	2/25/16	2/25/16	416-1202	14,959.00				14,959.00	RAW
EMER01	EMERALD PACIFIC RESOURCES	2/25/16	2/25/16	416-1200	15,141.00				15,141.00	RAW
EMER01	EMERALD PACIFIC RESOURCES	2/25/16	2/25/16	416-1198	15,078.00				15,078.00	RAW
EMER01	EMERALD PACIFIC RESOURCES	2/25/16	2/25/16	416-1199	15,050.00				15,050.00	RAW

EMER01	EMERALD PACIFIC RESOURCES				90,286.00	-	-	-	90,286.00

HERZ01	HERZOG	2/8/16	3/9/16	20816	45,649.21				45,649.21	SUBCONTR

HERZ01	HERZOG				45,649.21	-	-	-	45,649.21

MICR01	MICROSOFT CORPORATION	2/12/16	3/13/16	E01001UI0P	1,179.75				1,179.75	IT
MICR01	MICROSOFT CORPORATION	2/12/16	3/13/16	E01001UHW6	33.25				33.25	IT
MICR01	MICROSOFT CORPORATION	2/12/16	3/13/16	E01001UI0Q	32.18				32.18	IT
MICR01	MICROSOFT CORPORATION	2/12/16	3/13/16	E01001UI85	209.14				209.14	IT

MICR01	MICROSOFT CORPORATION				1,454.32	-	-	-	1,454.32

Vendor ID	Vendor	Date	Date Due	Invoice/CM #	0 - 30	31 - 60	61 - 90	Over 90 days	Amount Due	Vendor Type

MUSK02	MUSKINGUM COUNTY UTILITIES	2/17/16	3/15/16	201-01270-02FEB16	4,396.95				4,396.95	UTILITY

MUSK02	MUSKINGUM COUNTY UTILITIES				4,396.95	-	-	-	4,396.95

PINN01	PINNACLE RECYCLING	2/12/16	3/13/16	30203	11,595.50				11,595.50	RAW

PINN01	PINNACLE RECYCLING				11,595.50	-	-	-	11,595.50

POLY02	POLY RECYCLE OF MARYLAND LLC	2/25/16	3/3/16	2332	14,559.60				14,559.60	RAW

POLY02	POLY RECYCLE OF MARYLAND LLC				14,559.60	-	-	-	14,559.60

PURC01	PITNEY BOWES POSTAGE BY PHONE	2/14/16	3/13/16	021416	217.98				217.98	LEASE

PURC01	PITNEY BOWES POSTAGE BY PHONE				217.98	-	-	-	217.98

SPOO01	SPOONER INC.	2/24/16	3/25/16	76-023016	175.00				175.00	INSURANC

SPOO01	SPOONER INC.				175.00	-	-	-	175.00

SUNB03	SUNBELT RENTALS	2/15/16	2/20/16	44384632-029	1,274.67				1,274.67	MRO

SUNB03	SUNBELT RENTALS				1,274.67	-	-	-	1,274.67

TERM01	TERMINIX	2/17/16	3/7/16	3526622140	48.26				48.26	MRO

TERM01	TERMINIX				48.26	-	-	-	48.26

UPS01	UPS	2/27/16	3/7/16	11YA17096	22.87				22.87	FREIGHT

UPS01	UPS				22.87	-	-	-	22.87

VINT01	VINTAGE FILINGS	2/25/16	2/25/16	1-410373	582.00				582.00	INVEST

VINT01	VINTAGE FILINGS				582.00	-	-	-	582.00

Report Total					191,676.14	(8,151.02)	-	-	183,525.12

In re: Axion International, Inc.	Case No.: 15-12415
Debtor	Reporting Period: February 2016

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$1,272,071
+ Amounts billed during the period	$1,129,000
- Amounts collected during the period	$(885,778)
Total Accounts Receivable at the end of the reporting period	$1,515,293	(a)

Accounts Receivable Aging	Amount
0 - 30 days old	$1,449,807
31 - 60 days old	$977
61 - 90 days old
91+ days old	$64,510
Total Accounts Receivable	$1,515,293
Amount considered uncollectible (Bad Debt)	$(69,208)
Accounts Receivable (Net)	$1,446,085

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		No
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		No
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	Yes
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	Yes
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	No

(a) Reconciliation of AR

Beginning balance	1,272,071
Sales as reported on MOR 2	1,111,181
Superior deposit, no invoice	(81,200)
Freight recorded as a dr to COS, not sales	97,105
TG Mercer transaction ??	1,914
Collections, per MOR-1	(730,888)
Collections not reported in MOR-1, as collected 2/29, post cutoff for this report.	(154,890)
Ending balance	1,515,293

FORM MOR-5

(04/07)